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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934





Date of Report: September 6, 1995



                               KAYDON CORPORATION



A Delaware Corporation


Commission File Number:  0-12640           IRS Employer I.D. Number:  13-3186040


19345 U.S. 19 North, Suite 500, Clearwater, FL  34624
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(Address of Principal Executive Offices)


Registrant's Telephone Number:  (813) 531-1101
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                               TABLE OF CONTENTS

                                    FORM 8-K

                               KAYDON CORPORATION

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ITEM NUMBER                                                               PAGE

Item 5.                           Other Events                             1


SIGNATURES                                                                 2
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                             ITEM 5.  OTHER EVENTS


Kaydon Corporation has signed an agreement to obtain the stock of Seabee Corporation located in Hampton, Iowa. Seabee Corporation has been the premier manufacturer of large hydraulic cylinders customized for specific applications on construction and safety equipment since 1977. It is also a supplier of alloy steel castings to a broad assortment of industries. Annual sales in 1995 should be in excess of $20 million.

The assets and the purchase price of the acquisition do not meet the significant subsidiary threshold as defined in Rule 1-02 (v) of Regulation S-X.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        KAYDON CORPORATION


Date:     September 6, 1995

                                        /s/ Stephen K. Clough
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                                        Stephen K. Clough
                                        President & Chief Operating Officer






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